UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 1, 2013

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On January 1, 2013, Abbott Laboratories (“Abbott”) completed the previously announced distribution of 100% of the outstanding common stock of AbbVie Inc. (“AbbVie”) to Abbott’s shareholders (the “Distribution”).  AbbVie was formed to hold Abbott’s research-based pharmaceuticals business and, as a result of the Distribution, is now an independent public company trading under the symbol “ABBV” on the New York Stock Exchange.  The Distribution was made to Abbott’s shareholders of record as of the close of business on December 12, 2012 (the “Record Date”), who received one share of AbbVie common stock for each Abbott common share held as of the Record Date.

Item 9.01                                           Financial Statements and Exhibits.

(b)

The unaudited pro forma consolidated financial information of Abbott giving effect to the Distribution, and the related notes thereto, have been derived from its historical consolidated financial statements and are attached hereto as Exhibit 99.1.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Unaudited pro forma consolidated financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: January 7, 2013	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Unaudited pro forma consolidated financial information